LINCOLN BENEFIT LIFE COMPANY

Supplement Dated September 30, 2013
To the following Prospectuses, as supplemented

CONSULTANT SOLUTIONS (CLASSIC, PLUS, ELITE, SELECT) PROSPECTUS DATED MAY 1, 2013
CONSULTANT I PROSPECTUS DATED MAY 1, 2013
LBL ADVANTAGE PROSPECTUS DATED MAY 1, 2004
CONSULTANT II PROSPECTUS DATED MAY 1, 2004
PREMIER PLANNER PROSPECTUS DATED MAY 1, 2004
INVESTOR’S SELECT PROSPECTUS DATED MAY 1, 2007

The following information supplements the prospectus for your variable annuity contract issued by Lincoln Benefit Life Company.

The following paragraphs are added to the “Lincoln Benefit Life Company” provision under the “More Information” section or the “Description of Lincoln Benefit Life Company and the Separate Account” section of your prospectus:

On July 17, 2013, Allstate Life entered into an agreement with Resolution Life Holdings, Inc. (“Resolution”), a Delaware corporation established by Resolution Life L.P., pursuant to which Allstate Life agreed to sell Lincoln Benefit to Resolution or a wholly-owned subsidiary of Resolution (the “Transaction”).  The Prudential Insurance Company of America or an affiliate will continue to reinsure and administer the Variable Account and the Contracts.  The benefits and provisions of the Contracts will not be changed by the Transaction.   Also, the Transaction will not change the fact that Lincoln Benefit is the named insurer under your Contract.  Following the Transaction, Lincoln Benefit will no longer be an affiliate of Allstate Life.

The Transaction and certain related agreements are subject to required regulatory approvals.  Subject to the receipt of such regulatory approvals, the Transaction is targeted to close in the 4th quarter of 2013.

Upon receipt of regulatory approvals, Lincoln Benefit will amend and restate its existing reinsurance arrangements with Allstate Life.  Lincoln Benefit will recapture, and Allstate Life no longer will reinsure: (i) all fixed deferred annuity, value adjusted deferred annuity and indexed deferred annuity business written by Lincoln Benefit, (ii) all of the life insurance business written by Lincoln Benefit through independent life insurance producers other than certain specified life insurance policies and (iii) all of the net liability of Lincoln Benefit with respect to the accident and health and long-term care insurance business written by Lincoln Benefit (the “Recapture”).  The benefits and provisions of the Contracts will not be changed by the Recapture, and the Recapture will not change the fact that Lincoln Benefit is the named insurer under your Contract.

Pursuant to the Recapture, Allstate Life will transfer to Lincoln Benefit, for inclusion in its general account reserves, cash and specified assets with an aggregate statutory book value equal to net statutory general account reserves attributable to the recaptured business, adjusted for the final settlement amount under the applicable existing reinsurance agreements between Lincoln Benefit and Allstate Life that are being amended and restated in connection with the Transaction.

If you have any questions, please contact your financial representative or our Variable Annuity Service Center at (800) 457-7617.  Our representatives are available to assist you from 7:30 a.m. to 5 p.m. Central time.

Please read the prospectus supplement carefully and then file it with your important papers.  No other action is required of you.